UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

UNUM THERAPEUTICS INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNUM THERAPEUTICS INC.

200 Cambridge Park Drive, Suite 3100

Cambridge, Massachusetts 02140

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To be held June 9, 2020

Notice is hereby given that the 2020 Annual Meeting of Stockholders, or Annual Meeting, of Unum Therapeutics Inc. will be held online on June 9, 2020 at 8:00 a.m. Eastern Time. You may attend the meeting virtually via the Internet at https://www.viewproxy.com/UnumTherapeutics/2020/vm, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with these materials to register to attend the Annual Meeting. The purpose of the Annual Meeting is the following:

1.

To elect two class II director to our Board of Directors, to serve until the 2023 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2

To approve the adoption of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, to effect a reverse stock split at a ratio of not less than one-for-five and not more than one-for-ten, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors, provided that any fractional shares resulting from the reverse stock split shall be automatically rounded up to the next whole share;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

4.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Unum Therapeutics Inc. stockholders of record at the close of business on April 23, 2020, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Your vote is important. Whether or not you are able to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the virtual meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.

By order of the Board of Directors,

/s/ Charles Wilson, Ph.D.
Charles Wilson, Ph.D.
President and Chief Executive Officer

Cambridge, Massachusetts

April 29, 2020

Page
PROXY STATEMENT	1

PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS	5

PROPOSAL NO. 2 – AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK	8

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS UNUM’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020	15

CORPORATE GOVERNANCE	16

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	28

PRINCIPAL STOCKHOLDERS	29

REPORT OF THE AUDIT COMMITTEE	31

HOUSEHOLDING	32

STOCKHOLDER PROPOSALS	32

OTHER MATTERS	32

UNUM THERAPEUTICS INC.

200 Cambridge Park Drive, Suite 3100

Cambridge, Massachusetts 02140

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2020

This proxy statement contains information about the 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Unum Therapeutics Inc., which will be held online on June 9, 2020 at 8:00 a.m. Eastern Time. You may attend the meeting virtually via the Internet at https://www.viewproxy.com/UnumTherapeutics/2020/vm, where you will be able to vote electronically and submit questions. The board of directors of Unum Therapeutics Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Unum,” “we,” “us,” and “our” refer to Unum Therapeutics Inc. The mailing address of our principal executive offices is Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2019 available to stockholders on April 30, 2020.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) December 31, 2023; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

UNUM THERAPEUTICS INC.

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about April 30, 2020, we will begin mailing our proxy materials, including the Notice of the Annual Meeting, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e. held for your account by a broker or other nominee), a voting instruction form, and the 2019 Annual Report to Stockholders, or 2019 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Who is soliciting my vote?

Our Board of Directors, or the Board of Directors, is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 23, 2020.

How many votes can be cast by all stockholders?

There were 31,161,941 shares of our common stock, par value $0.001 per share, outstanding on April 23, 2020, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 23, 2020.

How do I vote?

By Internet at the Annual Meeting.

Instructions on how to attend and vote at the Annual Meeting are described at https://www.viewproxy.com/UnumTherapeutics/2020.

By Proxy

If you will not be attending the virtual Annual Meeting, you may vote by proxy. You can vote by proxy via the Internet by visiting the address listed on the proxy card, via telephone by calling the toll-free phone number listed on the proxy card or you can vote by mailing your proxy as described in the proxy materials. In order to be counted, proxies submitted by Internet must be received by the cutoff time of 11:59 p.m. Eastern Time on June 8, 2020. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the proxy card and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on June 8, 2020, (2) attending and voting at the virtual Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present at the virtual meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposals No. 1 and 2 are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote for these proposals, and those votes will be counted as broker “non-votes.” Proposal No. 3 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Computershare Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2021 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 31, 2020. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape.

Nominees for Election as Class II Directors

The following table identifies our director nominees, and sets forth his or her principal occupation and business experience during the last five years and his or her age as of April 23, 2020.

Name	Positions and Offices Held with Unum	Director Since	Age
Bruce Booth, DPhil.	Director	2014	45
Arlene Morris	Director	2019	61

Bruce Booth, DPhil. has served as Chairman of our Board of Directors since February 2018 and as a member of our board of directors since October 2014. Dr. Booth joined Atlas Venture in 2005, and currently serves as a partner of Atlas Venture. Previously, from 2004 to 2005, Dr. Booth was a principal at Caxton Health Holdings L.L.C., a healthcare-focused investment firm, where he focused on the firm’s venture capital activities. Dr. Booth serves on the board of several public and privately held companies, including Magenta Therapeutics (Nasdaq: MGTA) and AvroBio, Inc. (Nasdaq:AVRO), among others. Dr. Booth previously served on the boards of directors of Miragen Therapeutics, Inc. (Nasdaq: MGEN) and Zafgen, Inc. (Nasdaq: ZFGN). Dr. Booth holds a DPhil. in molecular immunology from Oxford University’s Nuffield Department of Medicine and a B.S. in biochemistry from Pennsylvania State University. Dr. Booth’s qualifications to sit on our Board of Directors include his extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the formation, development, and business strategy of multiple start-up companies in the life sciences sector.

Arlene Morris has served as a member of our Board of Directors since July 2019. Ms. Morris has served as Chief Executive Officer of Willow Advisors, a consultancy advising biotech companies on financing, strategy and business development, since 2015. Previously, she spent over a decade leading public biotechnology companies. From 2012 to 2015, Ms. Morris served as Chief Executive Officer of Syndax Pharmaceuticals, a biopharmaceutical company focused on the development and commercialization of an epigenetic therapy for treatment-resistant cancers. Prior to this she served as President and Chief Executive Officer of Affymax, where she led the company through the development of peginesatide (Omontys®). She is currently a member of the Board of Directors of Viveve (Nasdaq: VIVE), Palatin Technologies (NYSE: PTN), MiRagen Therapeutics, Inc. (Nasdaq: MGEN), and Neovacs, SA (Euronext: ALNEV). Ms. Morris’ qualifications to sit on our Board of Directors include her extensive leadership, executive, managerial and board experience within pharmaceutical and biotechnology industries.

The proxies will be voted in favor of the above nominee unless a contrary specification is made in the proxy. The nominee has consented to serve as our directors if elected. However, if the nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our Board of Directors may designate.

The board of directors recommends voting “FOR” the election of each of Bruce Booth, DPhil. and Arlene Morris as a class II director, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2023.

Directors Continuing in Office

The following table identifies our directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 23, 2020.

Name	Positions and Offices Held with Unum	Director Since	Class and Year in Which Term Will Expire	Age
Karen Ferrante, M.D.	Director	2018	Class I—2022	62
Matthew Ros	Director	2019	Class I—2022	53
Jörn Aldag	Director	2016	Class III—2021	61
Charles Wilson, Ph.D.	Chief Executive Officer, President and Director	2014	Class III—2021	55

Class I Directors (Term Expires at 2022 Annual Meeting)

Karen Ferrante, M.D. has served as a member of our board of directors since February 2018. Dr. Ferrante is the former Chief Medical Officer and Head of Research and Development of Tokai Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, where she developed treatments for prostate cancer and other hormonally driven diseases between April 2014 and August 2016. From 2007 to July 2013, Dr. Ferrante held senior positions at Millennium Pharmaceuticals, Inc. and its parent company, Takeda Pharmaceutical Company Limited, including Chief Medical Officer and most recently as Oncology Therapeutic Area Head and Cambridge USA Site Head from May 2013 to July 2013. Dr. Ferrante previously held positions of increasing responsibility at Pfizer Global Research and Development and Bristol-Myers Squibb. Dr. Ferrante serves on the board of directors of Progenics Pharmaceuticals, Inc. (Nasdaq: PGNX), MacroGenics, Inc. (Nasdaq: MGNX), and Hutchinson China MediTech Limited (Nasdaq: HDM). Dr. Ferrante also served as a director of Baxalta Inc., a publicly traded global biopharmaceutical company from July 2015 until its acquisition by Shire Pharmaceuticals in June 2016. She holds an M.D. from Georgetown University and a B.S. in chemistry and biology from Providence College. Dr. Ferrante’s qualifications to sit on our board of directors includes her extensive leadership, scientific, business, and managerial experience in the biotechnology industry and her experience and expertise serving as a member of the board of directors of several biotechnology companies.

Matthew Ros has served as a member of our board of directors since July 2019. Mr. Ros has served as Chief Strategy and Business Officer of Epizyme since September 2018, serving as Chief Operating Officer from May 2016 to September 2018. Prior to joining Epizyme, from September 2010 to May 2016, Mr. Ros served in increasing levels of responsibility at Sanofi, a multinational pharmaceutical company, most recently as Chief Operating Officer/Global Head of the Oncology Business unit from December 2014 to May 2016. Prior to that role, Mr. Ros served in the rare disease business of Genzyme, a Sanofi company, where he served as Vice President and Franchise Head of its Pompe disease unit from September 2012 to December 2014, and also served as the Associate Vice President and Iniparib Global Brand Leader in Sanofi’s Oncology Business unit from September 2010 to September 2012. From October 2007 to June 2010, Mr. Ros served at ARIAD Pharmaceuticals, Inc., a global oncology company, most recently as Senior Vice President, Commercial Operations. He started his pharmaceutical career in Bristol-Myers Squibb’s Oncology Division, serving in roles with increasing responsibility from 1990 to 2007. He received a B.S. from the State University of New York, College at Plattsburgh and completed the Executive Education Program in Finance and Accounting for the Non-Financial Manager at Wharton School of the University of Pennsylvania. Mr. Ros’ qualifications to sit on our board of directors include his extensive leadership, executive, managerial and business experience with life sciences companies.

Class III Directors (Term Expires at 2021 Annual Meeting)

Jörn Aldag has served as a member of our board of directors since February 2016. Mr. Aldag has been the Chief Executive Officer at Hookipa Pharma Inc. (formerly Hookipa Biotech AG) since June 2016. Mr. Aldag served as the Chief Executive Officer at uniQure N.V. (formerly, Amsterdam Molecular Therapeutics N.V.) from October 2009 to December 2015 and as an advisor to the board of uniQure N.V. from January 2016 to May 2016. Prior to his tenure at uniQure N.V., Mr. Aldag was President and Chief Executive Officer of Evotec AG from November 1997 to December 2008. Mr. Aldag also served as the Chairman of Molecular Partners AG, Zurich, Switzerland (SWIX:MOLN) from 2007 to 2018. He co-founded G7 Therapeutics AG in 2014, which was acquired by Heptares Therapeutics Ltd. in 2016. Mr. Aldag received business degrees from the Harvard Business School (Advanced Management Program) in 1994 and from the European Business School (Diplom Betriebswirt) in 1982. Mr. Aldag’s qualifications to sit on our board of directors include his extensive leadership, executive, managerial and business experience with life sciences companies.

Charles Wilson, Ph.D. has served as our Chief Executive Officer and Director since March 2014 and as our President since January 2019. From 2008 until he joined Unum, Dr. Wilson was Vice President and Global Head of Strategic Alliances at the Novartis Institutes for BioMedical Research. In this role, he was responsible for partnering to support Novartis’ research and early development efforts through to clinical proof of concept. Dr. Wilson has held both scientific and business management roles in biotechnology, including as co-founder and Chief Technology Officer of Archemix between 2001 and 2008. Dr. Wilson received a B.A. in Biology and Chemistry and an M.A. in Cell Biology from Boston University and a Ph.D. in Biophysics from the University of California, San Francisco. Dr. Wilson completed his post-doctoral training at Harvard University and Massachusetts General Hospital. We believe that Dr. Wilson is qualified to serve on our board of directors due to his extensive knowledge of our company and the life sciences sector.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers, and sets forth their current positions at Unum and their ages as of April 23, 2020.

Name	Position Held with Unum	Officer Since	Age
Matthew Osborne.	Chief Financial Officer	2019	48
Jessica Sachs, M.D.	Chief Medical Officer	2019	45
John Green	Principal Accounting Officer	2019	39

Matthew Osborne has served as our Chief Financial Officer since June 2019. Prior to joining Unum, Mr. Osborne was the Vice President of Investor Relations and Corporate Communications at Voyager Therapeutics, a biopharmaceutical company, from 2016 to 2019. Prior to Voyager Therapeutics, he was the Global Head of Investor Relations at Shire Pharmaceuticals plc from 2015 to 2016. From 2011 to 2015, Mr. Osborne was the Vice President of Corporate Communications and Investor Relations at Synageva BioPharma. He also served as Director of Investor Relations at Vertex Pharmaceuticals. Prior to his roles at pharmaceutical and biotech companies, Mr. Osborne was a research associate and sell-side analyst at Leerink Swann and Company and Lazard Capital Markets, respectively. Mr. Osborne received his B.S. in Biology from Syracuse University, and an M.B.A. from the D’Amore-McKim School of Business at Northeastern University.

Jessica Sachs, M.D. has served as our Chief Medical Officer since June 2019. Prior to assuming the role of Chief Medical Officer at Unum, she served as Vice President of Clinical Sciences at Unum, responsible for the clinical development strategy and medical and translational oversight of the Unum portfolio. Before joining Unum, Dr. Sachs spent several years at Takeda/Millennium where she led multiple clinical programs in oncology and transplantation, and at Genzyme Corporation, where she was responsible for post-marketing safety surveillance and risk management activities for a variety of oncology products. Dr. Sachs has been a faculty member of the Harvard Medical School since 2007 and is an Assistant in Pediatrics in the Division of Pediatric Hematology/Oncology at the Massachusetts General Hospital. She completed her fellowship in pediatric hematology and oncology at the Dana Farber Cancer Institute and Children’s Hospital Boston. She received her M.D. from Washington University in St. Louis and her B.S. from Duke University.

John Green has served as our Principal Accounting Officer since January 2019. Prior to assuming the role of Principal Accounting Officer at Unum, he served as the Controller at Unum, responsible for financial operations. Prior to joining Unum, Mr. Green served as Principal Accounting Officer at Merrimack Pharmaceuticals, Inc., a biopharmaceutical company, from March 2017 to June 2018. From November 2015 to March 2017 her served as the Controller at Fractyl Laboratories, Inc., a medical technology company. From June 2014 to November 2015, Mr. Green served as Director of Accounting at Dicerna Pharmaceuticals, Inc., a biopharmaceutical company. From November 2013 to June 2014, Mr. Green served as a Senior Manager at Corporate Finance Group, Inc., a financial consulting firm. From 2008 to September 2013, Mr. Green served as an Assurance Manager at PricewaterhouseCoopers LLP, an accounting firm. Mr. Green is a Chartered Professional Accountant and holds a B.S. in Chemistry and Biology from Acadia University.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – AMENDMENT TO THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK

Background

Our Board of Directors has unanimously approved an amendment to our certificate of incorporation, which would effect a reverse stock split, or Reverse Stock Split, of all issued and outstanding shares of our common stock, at a ratio ranging from 1-for-5 to 1-for-10, inclusive.

Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of our common stock. The effectiveness of the amendment, or the abandonment of the amendment, will be determined by our Board of Directors following the Annual Meeting. Our Board of Directors has recommended that these proposed amendment be presented to our stockholders for approval.

Our stockholders are being asked to approve the proposed amendment pursuant to Proposal No. 2, and to grant authorization to our Board of Directors to determine, at its option, whether to implement a Reverse Stock Split, including its specific timing and ratio.

Should we receive the required stockholder approval for Proposal No. 2, our Board of Directors will have the sole authority to elect, at any time on or prior to one-year anniversary of the Annual Meeting, or June 9, 2021, and without the need for any further action on the part of our stockholders, whether to effect a Reverse Stock Split and the number of whole shares of our common stock, between and including five and ten, that will be combined into one share of our common stock.

Notwithstanding approval of Proposal No. 2 by our stockholders, our Board of Directors may, at its sole option, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any Reverse Stock Split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware. If our Board of Directors does not implement a Reverse Stock Split on or prior to the one-year anniversary of the Annual Meeting, or June 9, 2021, stockholder approval would again be required prior to implementing any Reverse Stock Split.

By approving Proposal No. 2, our stockholders will: (a) approve an s to our Third Amended and Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares of common stock between and including five (5) and ten (10) could be combined into one share of common stock; and (b) authorize our Board of Directors to file such amendment, as determined by the Board of Directors at its sole option. Our Board of Directors may also elect not to undertake any Reverse Stock Split and therefore abandon the amendment.

APPROVAL OF REVERSE STOCK SPLIT OF OUR COMMON STOCK (PROPOSAL NO. 2)

Our Board of Directors has adopted and is recommending that our stockholders approve an amendment to our certificate of incorporation to effect a Reverse Stock Split. The text of the proposed form of Certificate of Amendment to our Third Amended and Restated Certificate of Incorporation, which we refer to as the Certificate of Amendment, is attached hereto as Appendix A.

We are proposing that our Board of Directors have the discretion to select the Reverse Stock Split ratio from within a range between and including 1-for-5 and 1-for-10, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board of Directors the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement the Reverse Stock Split.” If the Board of Directors decides to implement a Reverse Stock Split, we will file the Certificate of Amendment with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective at 5:01 p.m., Eastern time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board of Directors and set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

To maintain our listing on The Nasdaq Global Select Market. By potentially increasing our stock price, the Reverse Stock Split would reduce the risk that our common stock could be delisted from The Nasdaq Capital Market. To continue our listing on The Nasdaq Global Select Market, we must comply with Nasdaq Marketplace Rules, which requirements include a minimum bid price of $1.00 per share. On December 31, 2019, we were notified by the Nasdaq Listing Qualifications Department that we do not comply with the $1.00 minimum bid price requirement as our common stock had traded below the $1.00 minimum bid price for 30 consecutive business days. We were automatically provided with a 180 calendar day period, ending on June 29, 2020, within which to regain compliance. On April 16, 2020, the SEC approved Nasdaq’s proposed rule change to automatically toll compliance periods, until June 30, 2020. Our compliance period will restart on July 1, 2020, and end on September 11, 2020. If we do not regain compliance with the minimum bid price requirement by September 11, 2020, then, under Nasdaq Listing Rule 5810(c)(3)(A)(i), we may transfer to The Nasdaq Capital Market, provided that we meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the minimum bid price requirement, and we would need to provide written notice to Nasdaq of our intention to cure the deficiency during the additional compliance period. Following a transfer to The Nasdaq Capital Market, under Nasdaq Listing Rule 5810(c)(3)(A)(ii), we may be eligible for an additional 180-calendar day compliance period. If we do not regain compliance by the end of such additional compliance period, Nasdaq will notify us that our common stock will be subject to delisting. In that event, we may appeal the decision to a Nasdaq Listing Qualifications Panel, or the Panel. In the event of an appeal, our common stock would remain listed on The Nasdaq Capital Market pending a written decision by the Panel following a hearing. In the event that the Nasdaq Listing Qualifications Panel determines not to continue our listing and we are delisted from The Nasdaq Capital Market, our common stock may be delisted and trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets.

The Board of Directors has considered the potential harm to us and our stockholders should Nasdaq delist our common stock from The Nasdaq Capital Market following a transfer from The Nasdaq Global Select Market. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. In addition, the delisting of our common stock from the Nasdaq Capital Market would restrict our ability to sell shares of our common stock under our Purchase Agreement with Lincoln Park Capital Fund, LLC dated March 19, 2020.

The Board of Directors believes that the proposed Reverse Stock Split is a potentially effective means for us to maintain compliance with the $1.00 minimum bid requirement and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our common stock.

To potentially improve the marketability and liquidity of our common stock. Our Board of Directors believes that the increased market price of our common stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock.

•

Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our common stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•

Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

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Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of Proposal No. 2, our Board of Directors may consider, among other things, various factors, such as:

•	the historical trading price and trading volume of our common stock;

•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;

•	our ability to maintain our listing on The Nasdaq Global Select Market or The Nasdaq Capital Market;

•	which Reverse Stock Split ratio would result in the least administrative cost to us;

•	prevailing general market and economic conditions; and

•

whether and when our Board of Directors desires to have the additional authorized but unissued shares of common stock that will result from the implementation of a Reverse Stock Split available to provide the flexibility to use our common stock for business and/or financial purposes, as well as to accommodate the shares of our common stock to be authorized and reserved for future equity awards.

Certain Risks and Potential Disadvantages Associated with Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with Nasdaq Marketplace Rules.

We expect that the Reverse Stock Split will increase the market price of our common stock so that we may be able to regain and maintain compliance with the Nasdaq $1.00 minimum bid price requirement. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and other long-term investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of “round lot” holders.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by a Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if a Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity of our common stock described above.

Effects of Reverse Stock Split

After the effective date of any Reverse Stock Split that our Board of Directors elects to implement, each stockholder will own a reduced number of shares of common stock. However, any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our common stock will not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The principal effects of a Reverse Stock Split will be that:

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depending on the Reverse Stock Split ratio selected by the Board of Directors, each five to 10 shares of our common stock owned by a stockholder will be combined into one new share of our common stock;

•

no fractional shares of common stock will be issued in connection with any Reverse Stock Split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below;

•	the total number of authorized shares of our common stock will remain at 150,000,000, resulting in an effective increase in the authorized number of shares of our common stock;

•	the total number of authorized shares of our preferred stock will remain at 10,000,000;

•

based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

•	the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

The following table contains approximate information, based on share information as of March 31, 2020, relating to our outstanding common stock based on the proposed Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	150,000,000	30,821,892	6,171,794	113,006,314
Post-Reverse Stock Split 1:5	150,000,000	6,164,378	1,234,359	142,601,263
Post-Reverse Stock Split 1:6	150,000,000	5,136,982	1,028,632	143,834,386
Post-Reverse Stock Split 1:7	150,000,000	4,403,127	881,685	144,715,188
Post-Reverse Stock Split 1:8	150,000,000	3,852,737	771,474	145,375,789
Post-Reverse Stock Split 1:9	150,000,000	3,424,655	685,755	145,889,590
Post-Reverse Stock Split 1:10	150,000,000	3,082,189	617,179	146,300,632

After the effective date of any Reverse Stock Split that our Board of Directors elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be listed on The Nasdaq Global Select Market under the symbol “UMRX” immediately following the Reverse Stock Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

Effective Date

The proposed Reverse Stock Split would become effective at 5:01 p.m., Eastern time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board of Directors and set forth in the Certificate of Amendment, which date we refer to in this Proposal No. 2 as the Effective Date. Except as explained below with respect to fractional shares, effective as of 5:01 p.m., Eastern time, on the Effective Date, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a lesser number of new shares of our common stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal No. 2.

Cash Payment In Lieu of Fractional Shares

No fractional shares of common stock will be issued as a result of any Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock on The Nasdaq Global Select Market during regular trading hours for the five consecutive trading days immediately preceding the Effective Date (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

As of March 31, 2020, there were five stockholders of record of our common stock. Upon stockholder approval of this Proposal No. 2, if our Board of Directors elects to implement the proposed Reverse Stock Split, stockholders owning, prior to the Reverse Stock Split, less than the number of whole shares of common stock that will be combined into one share of common stock in the Reverse Stock Split would no longer be stockholders. For example, if a stockholder held five shares of common stock immediately prior to the Reverse Stock Split and the Reverse Stock Split ratio selected by the Board was 1-for-10, then such stockholder would cease to be a stockholder of the Company following the Reverse Stock Split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. Based on our stockholders of record as of March 31, 2020, and assuming a Reverse Stock Split ratio of 1-for-10, we expect that cashing out fractional stockholders would not reduce the number of stockholders of record. In addition, we do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Record and Beneficial Stockholders

If this Proposal No. 2 is approved by our stockholders and our Board of Directors elects to implement a Reverse Stock Split, stockholders of record holding all of their shares of our common stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our common stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If this Proposal No. 2 is approved by our stockholders and our Board elects to implement a Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from the Company or its exchange agent, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our common stock would remain unchanged at $0.001 per share after any Reverse Stock Split. As a result, on the Effective Date, the stated capital on our balance sheet attributable to the common stock would be reduced proportionally, based on the actual Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account would be credited with the amount by which the stated capital would be reduced. The net income or loss per share of common stock would be increased because there would be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retroactively in certain of our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of any Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed amendment to our Third Amended and Restated Certificate of Incorporation to allow for a Reverse Stock Split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our common stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

For purposes of this discussion, a U.S. Holder means a beneficial owner of our common stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

Tax Consequences of the Reverse Stock Split

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The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•	No gain or loss will be recognized by us as a result of the Reverse Stock Split.

•

A U.S. Holder who receives solely a reduced number of shares of common stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-reverse split shares allocated to the fractional share interest and (ii) the cash received.

•

A U.S. Holder’s basis in the U.S. Holder’s post-reverse split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-reverse split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•	The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-reverse split shares exchanged.

•

For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

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Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

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Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

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Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Required Vote

Stockholder approval of this Proposal No. 2 requires a “FOR” vote from at least a majority of the outstanding shares of our common stock on the record date.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE APPROVAL OF A REVERSE STOCK SPLIT AS SET FORTH IN PROPOSAL NO. 2.

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

AS UNUM’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2019

Unum’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of PricewaterhouseCoopers LLP as Unum’s independent registered public accounting firm for the fiscal year ending December 31, 2020 PricewaterhouseCoopers LLP has served as Unum’s independent registered public accounting firm since 2015.

The audit committee is solely responsible for selecting Unum’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Stockholder approval is not required to appoint PricewaterhouseCoopers LLP as Unum’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP. If the selection of PricewaterhouseCoopers LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Unum and its stockholders.

A representative of PricewaterhouseCoopers LLP is expected to be present at the virtual Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Unum incurred the following fees from PricewaterhouseCoopers LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2019 and 2018.

	2019	2018
Audit fees (1)	$588,700	$665,000
Audit-related fees (2)	—	10,000
Tax fees (3)	20,000	15,000
All other fees (4)	2,756	—

Total fees	$611,456	$690,000

(1)

Audit fees consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, and comfort letters, consents and assistance with and review of documents filed with the SEC.

(2)	Audit-related fees consist of services associated with consultations on matters directly related to the audit.
(3)	Tax Fees consist of fees for tax compliance, advice and tax services.
(4)	All other fees represent aggregate fees billed for products and services provided by the independent registered accounting firm other than those fees disclosed above.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2019 and 2018 fiscal years, no services were provided to us by PricewaterhouseCoopers LLP other than in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 3 to ratify the appointment of PricewaterhouseCoopers LLP as Unum’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq Stock Market LLC, or Nasdaq, rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the Company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Dr. Wilson, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Wilson is not an independent director under these rules because he is an executive officer of the Company.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the corporate governance section of our website, https://investors.unumrx.com/corporate-governance/documents-and-charters.

Audit Committee

Jörn Aldag, Bruce Booth, DPhil and Arlene Morris currently serve on the audit committee, which is chaired by Jörn Aldag.

Our board of directors has determined that each member of the audit committee, with the exception of Dr. Booth, is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Jörn Aldag as an “audit committee financial expert,” as defined under the applicable rules of the SEC.

Dr. Booth is a non-independent member of the audit committee pursuant to the exceptional and limited circumstances exemption under Nasdaq Rule 5605. Dr. Booth is not considered independent due to his affiliation with Atlas Venture Fund IX, L.P. Nasdaq Rule 5605(c)(2)(B) has an exception that allows one non-independent member of the Audit Committee “if the board, under exceptional and limited circumstances, determines that membership on the committee is required by the best interests of the Company and its Shareholders.” The board of directors made that determination based on Dr. Booth’s deep understanding of the Company’s internal control systems and financial reporting. Dr. Booth may not serve longer than two years and may not chair the Audit Committee. Dr. Booth has served on the Audit Committee since 2019. The remaining two members of the Audit Committee are independent.

During the fiscal year ended December 31, 2019, the audit committee met four times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Prior to the 2019 Annual Meeting, Karen Ferrante, M.D., Robert Perez and Liam Ratcliffe, M.D., Ph.D. served on the compensation committee, which was chaired by Liam Ratcliffe, M.D., Ph.D. At the time of the 2019 Annual Meeting, Mr. Perez and Dr. Ratcliffe stepped down from the compensation committee and Bruce Booth, DPhil and Jörn Aldag were appointed to the compensation committee, and Jörn Aldag served as the chair of the compensation committee.

On July 26, 2019, upon the recommendation of its nominating and corporate governance committee, the board of directors appointed Matthew Ros and Arlene Morris to the board, effective immediately. Arlene Morris, Karen Ferrante, M.D., and Matthew Ros currently serve on the compensation committee, which is chaired by Arlene Morris. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2019, the compensation committee met four times. The compensation committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

•	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

•	reviewing and approving the compensation of our other executive officers;

•	overseeing management’s decisions regarding the compensation of senior management;

•	reviewing and approving grants and awards under incentive-based compensation plans and equity-based plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	retaining and approving the compensation of any compensation advisors;

•	reviewing and making recommendations with regards to our policies and procedures for the determination of director and equity compensation and grant of equity-based awards;

•	evaluating director compensation and making recommendations on director compensation to the board of directors;

•	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and

•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Karen Ferrante, M.D., Matthew Ros and Bruce Booth, DPhil. serve on the nominating and corporate governance committee, which is chaired by Karen Ferrante, M.D. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2019, the nominating and corporate governance committee met four times. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board of Directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met five times during 2019. During 2019, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable and all then-current directors attended the 2019 Annual Meeting.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits, without the advance approval of our audit committee, purchases or sales of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.unumrx.com/corporate-governance/documents-and-charters. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to, and independent oversight, of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Unum

Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Unum Therapeutics Inc.

200 Cambridge Park Drive, Suite 3100

Cambridge, Massachusetts 02140

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to Unum’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Unum’s legal counsel, with independent advisors, with non-management directors, or with Unum’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion. Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Unum regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Unum has also established a toll-free telephone number for the reporting of such activity, which is (888) 639-7294 and a website https://www.whistleblowerservices.com/unum.

Director Compensation

The table below shows all compensation paid to or earned by our non-employee directors during the fiscal year ended December 31, 2019. Dr. Wilson, our Chief Executive Officer and a member of our board of directors, did not receive any compensation for his service as a member of our board of directors during 2019. Dr. Wilson’s compensation for service as an employee for fiscal year 2019 is presented below in the “Summary Compensation Table” below.

Name	Fees Earned or Paid In Cash ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total($)
Jörn Aldag	$76,056	$—	$—	$76,056
Liam Ratcliffe, M.D., Ph.D.(4)	$11,790	$—	$—	$11,790
Robert Perez (5)	$34,410	$—	$—	$34,410
Karen Ferrante, M.D.	$67,482	$—	$—	$67,482
Bruce Booth, D.Phil.	$94,091	$—	$—	$94,091
Arlene Morris (6)	$67,190	$—	$—	$67,190
Matthew Ros	$49,672	$—	$—	$49,672

(1)

Amounts represent fees earned in cash for services rendered by each member of the board of directors. Unless noted otherwise, each director elected to receive his or her cash compensation in the form of options to purchase our common stock.

(2)

Amounts shown reflect the grant date fair value of option awards granted during 2019. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (ASC Topic 718), disregarding the effect of estimated forfeitures related to service-based vesting. See note 9 to the financial statements in our annual report on Form 10-K for the year ended December 31, 2019 regarding assumptions we made in determining the fair value of option awards.

(3)

As of December 31, 2019, our non-employee directors held the outstanding options to purchase the following number of shares of common stock: Mr. Aldag – 92,372, Dr. Ferrante – 74,014, Dr. Booth – 63,725, Ms. Morris – 28,661 and Mr. Ros – 41,740.

(4)	Dr. Ratcliffe’s directorship expired at our annual meeting of stockholders on June 18, 2019.
(5)	Mr. Perez’s directorship expired at our annual meeting of stockholders on June 18, 2019.
(6)	Ms. Morris’ received her fees in cash.

Under our director compensation policy, which became effective upon the completion of our initial public offering, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

Annual Retainer
Board of Directors:
All nonemployee members	$35,000
Additional retainer for Non-Executive Chairman of the Board	$30,000
Audit Committee:
Chairman	$15,000
Non-Chairman members	$7,500
Compensation Committee:
Chairman	$10,000
Non-Chairman members	$5,000
Nominating and Corporate Governance Committee:
Chairman	$8,000
Non-Chairman members	$4,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.

Pursuant to our director compensation policy, directors are given the opportunity to elect to receive all or a portion of their retainer and committee fees in the form of an equity award of (a) unrestricted shares having a grant date fair value equal to the amount (or portion thereof) of such retainer and committee fees or (b) stock options to purchase common stock based on the Black-Scholes option-pricing model as of the date of grant. Any such election must be made (i) for any continuing non-employee director, before the start of the calendar year with respect to any cash compensation for such calendar year and (ii) for any new non-employee director, within 30 days of her or his election to the board of directors. Any such stock options are vested upon grant and expire ten years from the date of grant.

In addition, our director compensation policy provides that each new non-employee director elected to our board of directors receives an initial, one-time stock option grant to purchase 28,661 shares of our common stock, which vests in equal monthly installments over three years, subject to continued service as a member of the board of directors. In addition, each continuing non-employee member of the board receives, at the time of the Company’s annual meeting, an annual equity grant of options to purchase 14,331 shares of our common stock, which vests in full upon the earlier of the first anniversary of the date of grant or the date of the next annual meeting of the Company’s stockholders, subject to continued service as a member of the board of directors through such date.

This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Executive Compensation

Our named executive officers for the year ended December 31, 2019 are:

•	Charles Wilson, Ph.D., our chief executive officer; and

•	Seth Ettenberg, Ph.D., our chief scientific officer; and

•	Matthew Osborne, our chief financial officer.

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

	Year	Salary ($)	Bonus ($)	Option awards ($)(1)	Total ($)
Charles Wilson, Ph.D.	2019	543,417	264,000	941,736	1,749,153
Chief Executive Officer	2018	486,000	248,160	1,340,955	2,117,115
Seth Ettenberg, Ph.D. (2)	2019	436,741	176,619	544,679	1,158,039
Former Chief Scientific Officer	2018	343,818	128,310	506,357	978,485
Matthew Osborne (3)	2019	192,195	148,000	489,821	836,016
Chief Financial Officer	2018	N/A	N/A	N/A	N/A

(1)

Amounts reflect the grant-date fair value of option awards granted in 2018 and 2019 in accordance with ASC Topic 718 disregarding the effect of any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 9 to the financial statements in our annual report on Form 10-K for the year ended December 31, 2019. These amounts do not correspond to the actual value that may be recognized by the executives upon exercise of the options.

(2)	Dr. Ettenberg resigned as our chief scientific officer and his employment with Unum terminated effective February 21, 2020.
(3)	Mr. Osborne joined the Company as chief financial officer effective June 24, 2019.

Narrative to Summary Compensation Table

Our board of directors and compensation committee review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, they consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short-and long-term results that are in the best interests of our stockholders, and our desire to incentivize a long-term commitment to our company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus and long-term incentives.

Our compensation committee has historically determined our executives’ compensation. Our compensation committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then determines the compensation for each executive officer. In 2019, the compensation committee retained the services of Radford, an AON company, as its external compensation consultant and the board of directors and the compensation committee considered Radford’s input on certain compensation matters as they deemed appropriate. Our compensation committee has assessed the independence of Radford consistent with Nasdaq listing standards and has concluded that the engagement of Radford does not raise any conflict of interest.

Annual base salary

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our board of directors taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our named executive officers are reviewed annually by our compensation committee, typically in connection with our annual performance review process, and adjusted from time to time, based on the recommendation of the compensation committee, to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

Cash bonus

From time to time, our board of directors or compensation committee may approve annual bonuses for our named executive officers based on individual performance, company performance, or as otherwise determined appropriate.

Long-term equity incentives

Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. During the year ended December 31, 2019, we made grants of stock options to each of our named executive officers. The grant date fair values of such awards are set forth in the “Summary Compensation Table” above and the number of shares underlying such awards and the vesting terms of such awards are set forth in the “Outstanding Equity Awards at 2019 Fiscal Year End Table” below.

Outstanding Equity Awards at 2019 Fiscal Year End Table

The following table presents information regarding all outstanding stock options held by each of our named executive officers on December 31, 2019.

		Option awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)	Option expiration date
Charles Wilson, Ph.D.	3/28/2018	93,344	120,013	(1)			$12.00	3/27/2028
	2/27/2019				150,000	(2)	$4.42	2/27/2029
	3/1/2019		174,400	(3)			$4.36	2/28/2029
Seth Ettenberg, Ph.D.	1/29/2015		317,660	(4)			$0.18	1/28/2025
	4/30/2015	153,255	—				$0.18	4/29/2025
	10/27/2017	42,123	36,488	(5)			$9.77	10/26/2027
	3/28/2018	35,248	45,318	(6)			$12.00	3/27/2028
	2/27/2019				75,000	(7)	$4.42	2/27/2029
	3/1/2019		69,700	(8)			$4.36	2/28/2029
	11/19/2019		280,000	(9)			$0.69	11/28/2029
Matthew Osborne	6/24/2019		190,000	(10)			$9.48	6/24/2029
	6/24/2019				100,000	(11)	$9.48	6/24/2029

(1)

Dr. Wilson’s stock option granted on March 28, 2018 vests over four years, with 25% of the shares vesting on the first anniversary of the vesting commencement date, March 16, 2019, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Dr. Wilson’s continuous service with us.

(2)

Dr. Wilson’s stock option granted on February 27, 2019 vests based on certain performance metrics as determined by the Board or the Compensation Committee of the Board, subject to Dr. Wilson’s continuous service with us.

(3)

Dr. Wilson’s stock option granted on March 1, 2019 vests over four years, with 25% of the shares vesting on the first anniversary of the vesting commencement date, January 1, 2023, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Dr. Wilson’s continuous service with us.

(4)

Dr. Ettenberg’s stock option granted on January 29, 2015 vests over four years, with 25% of the shares vesting on the first anniversary of the vesting commencement date, September 3, 2015, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Ettenberg’s continuous service with us.

(5)

Dr. Ettenberg’s stock option granted on October 27, 2017 vests over four years, with 25% of the shares vesting on the first anniversary of the vesting commencement date, October 27, 2018, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Ettenberg’s continuous service with us.

(6)

Dr. Ettenberg’s stock option granted on March 28, 2018 vests over four years, with 25% of the shares vesting on the first anniversary of the vesting commencement date, March 16, 2019, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Ettenberg’s continuous service with us.

(7)

Dr. Ettenberg’s stock option granted on February 27, 2019 vests based on certain performance metrics as determined by the Board or the Compensation Committee of the Board, subject to Mr. Ettenberg’s continuous service with us.

(8)

Dr. Ettenberg’s stock option granted on March 1, 2019 vests over four years, with 25% of the shares vesting on the first anniversary of the vesting commencement date, March 1, 2020, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Ettenberg’s continuous service with us.

(9)

Dr. Ettenberg’s stock option granted on November 19, 2019 vests over four years, with 25% of the shares vesting on the first anniversary of the vesting commencement date, November 19, 2020, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Ettenberg’s continuous service with us.

(10)

Mr. Osborne’s stock option granted on June 24, 2019 for 190,000 shares vests over four years, with 25% of the shares vesting on the first anniversary of the vesting commencement date, June 24, 2020, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to Mr. Osborne’s continuous service with us.

(11)

Mr. Osborne’s stock option granted on June 24, 2019 for 100,000 shares vests based on certain performance metrics as determined by the Board or the Compensation Committee of the Board, subject to Mr. Osborne’s continuous service with us.

Employment arrangements with our named executive officers

We have entered into employment agreements with each of our named executive officers. Each of our named executive officers is employed at will.

Charles Wilson, Ph.D.

For the year ended December 31, 2019, Dr. Wilson’s base salary was $528,000, which our Board increased to $546,500, effective March 1, 2019, and his annual cash incentive bonus target was equal to 50% of his base salary.

Dr. Wilson’s employment agreement provides that, in the event that Dr. Wilson’s employment is terminated by us without “cause” or Dr. Wilson resigns for “good reason” (as each is defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) an amount equal to 12 months of base salary, payable in lump sum within 60 days after the date of termination, (ii) if Dr. Wilson is participating in our group health plan immediately prior to his termination and elects COBRA health continuation, a monthly cash payment until the earlier of 12 months following termination or the end of Dr. Wilson’s COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to Dr. Wilson had he remained employed with us, and (iii) acceleration of equity awards in an amount that would have vested if he had remained employed for an additional 12 months following the date of his termination. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Dr. Wilson’s employment is terminated by us without cause or Dr. Wilson resigns for good reason, in either case within 12 months following a “change in control” (as defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 18 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus 150 percent of his target bonus, (ii) if Dr. Wilson is participating in our group health plan immediately prior to his termination, a monthly cash payment until the earlier of 18 months following termination or the end of Dr. Wilson’s COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to him had he remained employed with us and (iii) full acceleration of all equity awards held by Dr. Wilson.

Dr. Wilson is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

Seth Ettenberg, Ph.D.

For the year ended December 31, 2019, Dr. Ettenberg’s base salary was $390,000, which was increased to $403,700, effective March 1, 2019, and his annual cash incentive bonus target was equal to 40% of his base salary.

Dr. Ettenberg’s employment agreement provides that, in the event that Dr. Ettenberg’s employment is terminated by us without “cause” or Dr. Ettenberg resigns for “good reason” (as each is defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) an amount equal to nine months of base salary, payable in lump sum within 60 days after the date of termination, (ii) if Dr. Ettenberg is participating in our group health plan immediately prior to his termination and elects COBRA health continuation, a monthly cash payment until the earlier of nine months following termination or the end of Dr. Ettenberg’s COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to Dr. Ettenberg had he remained employed with us, and (iii) acceleration of equity awards in an amount that would have vested if he had remained employed for an additional nine months following the date of his termination. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Dr. Ettenberg’s employment is terminated by us without cause or Dr. Ettenberg resigns for good reason, in either case within 12 months following a “change in control” (as defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 12 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus 100 percent of his target bonus, (ii) if Dr. Ettenberg is participating in our group health plan immediately prior to his termination, a monthly cash payment until the earlier of 12 months following termination or the end of Dr. Ettenberg’s COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to him had he remained employed with us and (iii) full acceleration of all equity awards held by Dr. Ettenberg.

Matthew Osborne

Mr. Osborne joined our Company as our Chief Financial Officer, effective as of June 24, 2019. Pursuant to his employment agreement, Mr. Osborne’s base salary is equal to $370,000 and his annual cash incentive bonus target was equal to 40% of his base salary. For the year ended December 31, 2019, Mr. Osborne’s base salary was pro rated based on the date he commenced employment.

Mr. Osborne employment agreement provides that, in the event that Mr. Osborne’s employment is terminated by us without cause (as defined in his employment agreement) or by Mr. Osborne for good reason (as defined in his employment agreement), Mr. Osborne will receive any base salary through the date of termination, unpaid expense reimbursements, unused vacation accrued through the date of termination, and any vested benefits under any employee benefit plan through the date of termination. Additionally, subject to Mr. Osborne’s execution of a release of potential claims against us, Mr. Osborne will be entitled to receive: (i) an amount equal to nine months of base salary (reduced by any consideration payable pursuant to his restrictive covenants agreement), payable in lump sum within 60 days of the date of termination (ii) if Mr. Osborne is participating in our group health plan immediately prior to his termination and elects COBRA health continuation, a monthly cash payment until the earlier of nine months following termination or the end of Mr. Osborne’s COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to Dr. Wilson had he remained employed with us, and (iii) acceleration of time-based equity awards in an amount that would have vested if he had remained employed for an additional nine months following the date of his termination. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Mr. Osborne’s employment is terminated by us without cause, or Mr. Osborne terminates his employment with us for good reason, in either case within 12 months following the occurrence of a change in control (as defined in his employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive: (i) a lump sum cash payment equal to 12 months of then-current base salary (or his base salary in effect immediately prior to the change in control, if higher), plus 100 percent of his target bonus for the then-current year (reduced by any consideration payable pursuant to his restrictive covenants agreement), (ii) if Mr. Osborne is participating in our group health plan immediately prior to his termination, a monthly cash payment until the earlier of 12 months following termination or the end of Mr. Osborne’s COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to him had he remained employed with us, and (iv) full acceleration of all time-based equity awards held by Mr. Osborne.

Mr. Osborne is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.

We have also entered into a standard restrictive covenant agreement with Mr. Osborne, including, among other things, an assignment of intellectual property rights, a 12 month period of non-competition and non-solicitation of employees or customers (or, in certain circumstances, a 2 year non-competition period). However, unless Mr. Osborne’s employment is terminated by us without cause (as defined in the restrictive covenant agreement), he is laid off, or the Company waives the restrictions upon post-employment activities, Mr. Osborne is entitled to receive garden leave pay for the duration of the restricted period (but not more than 12 months) equal to 50 percent of his highest annualized base salary within the two-year period preceding his termination.

Additional Narrative Disclosure

401(k) Plan. We maintain the Unum Therapeutics Inc. 401(k) Plan, a tax-qualified retirement plan for our employees. The 401(k) plan is intended to qualify under Section 401(k) of the Internal Revenue Service Code of 1986, as amended, so that contributions to the 401(k) plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn from the 401(k) plan, and so that contributions by us, if any, will be deductible by us when made. Under the 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to the 401(k) plan.

Health and Welfare Benefits. All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees, including our executive officers. We also provide all employees, including executive officers, with a flexible spending account plan, an employee stock purchase plan and paid time off benefits including, vacation, sick time and holidays. Although we have adopted an employee stock purchase plan, the Company has not yet made any offerings under such plan. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives.

Equity Compensation Plan Information

The following table provides information as of December 31, 2019 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by stockholders(1)	4,161,883	$4.87	2,009,911
Equity compensation plans not approved by stockholders	—	—	—
Total	4,161,883	$4.87	2,009,911

(1)	Includes the following plans: our 2018 Stock Option and Incentive Plan and our 2018 Employee Stock Purchase Plan.

As of December 31, 2019, a total of 3,996,057 shares of our common stock were reserved for issuance pursuant to the 2018 Stock Option and Incentive Plan, or the 2018 Plan, which number excludes the 1,226,522 shares that were added to the plan as a result of the automatic annual increase on January 1, 2020. The 2018 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2018 Plan and the 2015 Stock Incentive Plan, or the 2015 Plan, will be added back to the shares of common stock available for issuance under the 2018 Plan. The Company no longer makes grants under the 2015 Plan.

As of December 31, 2019, a total of 614,580 shares of our common stock have been reserved for issuance pursuant to the 2018 Employee Stock Purchase Plan, or the 2018 ESPP, which number excludes the 306,631 shares that were added to the plan as a result of the automatic annual increase on January 1, 2020. The Company issued 57,011 shares under this plan in January 2020. The 2018 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by the least of 500,000 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the administrator. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive compensation” and “Director compensation” in this proxy statement and the transactions described below, since January 1, 2019, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2018 and 2019) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Related person transaction policy

Our board of directors adopted a written related person transactions policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on March 28, 2018, the date our registration statement for our IPO became effective. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar amount involved in the related person transaction;

•	the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the related-party transaction; and

•

any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2020 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 30,821,892 shares of our common stock outstanding as of March 31, 2020.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2020 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140.

	Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percentage
5% Stockholders:
Dario Campana, M.D., Ph.D.	5,095,114	16.5%
Atlas Venture Fund IX, L.P. (2)	3,361,535	10.9%
Entities affiliated with New Leaf (3)	1,795,545	5.8%
Named Executive Officers and Directors:
Charles Wilson, Ph.D. (4)	5,261,550	17.0%
Seth Ettenberg, Ph.D. (5)	347,009	1.1%
Matthew Osborne (6)	—	—
Jörn Aldag (7)	164,227	*
Bruce Booth, DPhil. (8)	3,537,265	11.4%
Karen Ferrante, M.D. (9)	132,362	*
Arlene Morris (10)	7,961	*
Matthew Ros (11)	94,391	*
All executive officers and directors as a group (10 persons) (12)	9,994,850	31.5%

*	Represents beneficial ownership of less than one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140.

(2)

Information herein is based on a Schedule 13D filed by Atlas Venture Fund IX, L.P. with the SEC on February 4, 2020. The shares are held directly by Atlas Venture Fund IX, L.P. The general partner of Atlas Venture Fund IX, L.P. is Atlas Venture Associates IX, L.P. (“AVA IX LP”). Atlas Venture Associates IX, LLC (“AVA IX LLC”) is the general partner of AVA IX LP. Bruce Booth, DPhil. is a member of AVA IX LLC and is a member of our board of directors. Bruce Booth, DPhil. disclaims beneficial ownership of the shares held by each of the aforementioned funds except to the extent of their pecuniary interest therein. The address of Atlas Venture Fund IX, L.P., AVA IX LP, and AVA IX LLC is 46 Wareham Street, Boston, MA 02118.

(3)

Information herein is based on a Schedule 13D filed by New Leaf Ventures with the SEC on February 12, 2019. Consists of: (i) 897,772 shares of common stock held by New Leaf Ventures III, L.P., or NLV-III; and (ii) 897,773 shares of common stock held by New Leaf Ventures Biopharma Opportunities I, L.P., or NLV Biopharma. The general partner of NLV-III is New Leaf Venture Associates III, L.P., or NLVA-III. The general partner of NLV Biopharma is New Leaf BPO Associates I, L.P., or NLBA-I. The general partner of both NLVA-III and NLBA-I is New Leaf Venture Management III, L.L.C., or Management-III. Ronald M. Hunt and Vijay K. Lathi are individual members of Management-III, or Individual Members, which is responsible for the investment decisions of NLV-III and Biopharma-I. Each of the Individual Members disclaims beneficial ownership of the shares held by NLV-III and Biopharma-I except to the extent of their pecuniary interest therein. The address of the entities and individuals listed above is 7 Times Square, Suite 3502, New York, New York 10036.

(4)	Consists of: (i) 5,095,114 shares of common stock held by Dr. Wilson and (ii) 166,436 shares of common stock underlying options exercisable within 60 days of March 31, 2020.
(5)	Consists of: 347,009 shares of common stock underlying options exercisable within 60 days of March 31, 2020.
(6)	None of Mr. Osborne’s options are exercisable within 60 days of March 31, 2020.
(7)	Consists of: 164,227 shares of common stock underlying options exercisable within 60 days of March 31, 2020.
(8)	Consists of: (i) the shares referenced in Footnote (2) and (ii) 175,730 shares of common stock underlying options exercisable within 60 days of March 31, 2020.
(9)	Consists of: 132,362 shares of common stock underlying options exercisable within 60 days of March 31, 2020.
(10)	Consists of: 7,961 shares of common stock underlying options exercisable within 60 days of March 31, 2020.
(11)	Consists of: 94,391 shares of common stock underlying options exercisable within 60 days of March 31, 2020.
(12)	See notes 4 through 11 above; also includes Jessica Sachs, M.D., Ph.D. and John Green, who are executive officers but not named executive officers.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Unum’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, compensation and performance of Unum’s independent registered public accounting firm, (3) the performance of Unum’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Unum’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Unum’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Unum for the fiscal year ended December 31, 2019. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Unum be included in Unum’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF UNUM THERAPEUTICS INC.

Jörn Aldag, Chairperson
Arlene Morris
Bruce Booth, D.Phil.

April 29, 2020

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140, Attention: Corporate Secretary, telephone: 617-945-5576. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2020 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2020. However, if the date of the 2020 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2020 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2020 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 19, 2020 and no later than March 20, 2020. Stockholder proposals and the required notice should be addressed to Unum Therapeutics Inc., 200 Cambridge Park Drive, Suite 3100, Cambridge, Massachusetts 02140, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE THIRD

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

UNUM THERAPEUTICS INC.

Unum Therapeutics Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

(1) The name of the Corporation is Unum Therapeutics Inc.

(2) The Third Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 3, 2018.

(3) Pursuant to and in accordance with Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment hereby further amends the provisions of the Third Amended and Restated Certificate of Incorporation of the Corporation as follows:

a. The first paragraph of the Capital Stock Section of Article IV is hereby amended and restated to read in its entirety as follows:

The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Sixty Million (160,000,000), of which (i) One Hundred Fifty Million (150,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) ten million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”). Upon the filing and effectiveness (the “Effective Time”) of this Third Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, every [___]1 issued and outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination. All fractional shares shall be rounded up to the nearest whole number of shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

(4) This Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation was duly proposed and adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and the affirmative vote of the holders of a majority of the Corporation’s outstanding stock entitled to vote thereon.

(5) This Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation shall be effective on and as of the date of filing with the Secretary of State of the State of Delaware.

[1]

To be a whole number of shares of Unum’s common stock between and including five (5) and ten (10). If the reverse stock split proposal is approved by stockholders, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by Unum’s Board of Directors to be in the best interests of Unum and its stockholders.

IN WITNESS WHEREOF, this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this Corporation on this ___ day of ________, 2020.

UNUM THERAPEUTICS INC.

By:
Name:	Charles Wilson, Ph.D.
Title:	President and Chief Executive Officer

UNUM THERAPEUTICS INC. 200 CAMBRIDGE PARK DRIVE SUITE 3100 CAMBRIDGE, MA 02140 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 8, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - https://www.viewproxy.com/UnumTherapeutics/2020/vm You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 8, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1a. Bruce Booth, DPhil. 1b. Arlene Morris To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0000000000 0 2 The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To approve the adoption of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, to effect a reverse stock split at a ratio of not less than one-for-five and not more than one-for-ten, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our Board of Directors, provided that any fractional shares resulting from the reverse stock split shall be automatically rounded up to the next whole share. 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no instructions are specified, this proxy will be voted FOR items 1, 2, and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. We encourage you to vote your shares in advance. You may attend and vote via the Internet during the Annual Meeting. See proxy statement for detailed instructions on how to register and attend. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 0000463365_1 R1.0.1.18 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com UNUM THERAPEUTICS INC. Virtual Annual Meeting of Shareholders June 9, 2020 8:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Charles Wilson and Matt Osborne, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of UNUM THERAPEUTICS INC. that the shareholder(s) is/are entitled to vote at the Virtual Annual Meeting of Shareholders to be held at 8:00 a.m. Eastern Time on June 9, 2020, and any adjournment or postponement thereof. In order to attend the meeting, you must register at https://www.viewproxy.com/UnumTherapeutics/2020. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000463365_2 R1.0.1.18